As filed with the Securities and Exchange Commission on October 25, 2007

Registration Nos. 002-16590

811-945

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

Under the
SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 85	☒

and/or

REGISTRATION STATEMENT
Under the
INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 86	☒

(Check appropriate box or boxes.)

Phoenix Equity Trust

(Exact Name of Registrant as Specified in Declaration of Trust)

101 Munson Street, Greenfield, Massachusetts 01301

(Address of Principal Executive Offices) (Zip Code)

c/o Phoenix Equity Planning

Corporation — Shareholder Services

(800) 243-1574

(Registrant’s Telephone Number, including Area Code)

Counsel and Chief Legal Officer:

Kevin J. Carr, Esq.

Vice President and Counsel

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

John H. Beers, Esq.

Vice President and Clerk

Phoenix Life Insurance Company

One American Row

Hartford, Connecticut 06102-5056

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on October 31, 2007 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(i)
☐	on pursuant to paragraph (a)(i)

☐	75 days after filing pursuant to paragraph (a)(ii)
☐	on pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Phoenix Mid-Cap Value Fund

Phoenix Value Opportunities Fund

TRUST NAME: PHOENIX EQUITY TRUST	October 31, 2007	Wouldn’t you rather have this document e-mailed to you? Eligible shareholders can sign up for E-Delivery at phoenixfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus contains important information that you should know before investing in Phoenix Mid-Cap Value Fund and Phoenix Value Opportunities Fund. Please read it carefully and retain it for future reference.

Phoenix Equity Trust

Phoenix Mid-Cap Value Fund

Investment Risk and Return Summary

Investment Objective

Phoenix Mid-Cap Value Fund has an investment objective of long-term growth of capital. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests at least 80% of its assets in securities of mid-capitalization companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Index. Because mid-capitalization companies are defined by reference to an index, the market capitalization of companies in which the fund invests may vary with market conditions. As of September 30, 2007, the market capitalization range of companies included in the Russell Midcap® Index was $897 million to $25.9 billion. As of September 30, 2007, the market capitalization range of the issuers in which the fund was invested ranged from $1.2 billion to $64.2 billion. The fund’s policy of investing at least 80% of its assets in mid-capitalization companies may be changed only upon 60 days written notice to shareholders.

Þ

The subadviser utilizes a “bottom-up” investment approach. The subadviser looks for companies that are both selling at a substantial discount to their private market value and that have restructuring and turnaround potential. The subadviser also looks for companies where there is potential for significant increase in earnings over a three-year period and for significant price appreciation over a three-year period.

Þ

The subadviser employs a sell discipline pursuant to which it will sell a position when the price of the stock reaches the subadviser’s target price, when it has diminished confidence that management can execute the turnaround strategy, or when key management departs.

Temporary defensive strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in U.S. Government securities and in money market instruments. When this allocation happens, the fund may not achieve its investment objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Medium Market Capitalization Companies. Companies with medium market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological

Phoenix Mid-Cap Value Fund	1

developments. Such developments can have a significant impact or negative effect on medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Medium market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

2	Phoenix Mid-Cap Value Fund

Performance Tables

The Phoenix Mid-Cap Value Fund (“Successor Fund”) is the successor of the FMI Sasco Contrarian Value Fund (the “Predecessor Fund”), resulting from a reorganization of the Predecessor Fund with and into the Phoenix Mid-Cap Value Fund on October 22, 2004. The Predecessor Fund, which commenced operations on December 30, 1997, offered only one class of shares. The Phoenix Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own. Therefore the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Mid-Cap Value Fund’s commencement date.

The bar chart and table below provide some indication of the risks of investing in the Phoenix Mid-Cap Value Fund. The bar chart shows changes in the fund’s performance from year to year over the life of the fund.(1) The table shows how the fund’s average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) Annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 22.09% (quarter ending December 31, 2003) and the lowest return for a quarter was -19.91% (quarter ending September 30, 2002). Year-to-date performance (through September 30, 2007) is 5.30%. For the 1998 through 2000 calendar years, Resource Capital Advisers, Inc. was the investment adviser to the Predecessor Fund. On October 15, 2001, Fiduciary Management, Inc. became the investment adviser to the Predecessor Fund. Since its inception on October 22, 2004, Phoenix Investment Counsel, Inc. has been the investment adviser to the Successor Fund. Since the Predecessor Fund’s inception, the subadviser to the fund has been Sasco Capital Inc. (“Sasco“) and since inception, Sasco has been the subadviser to the Successor Fund.

Average Annual Total Returns (for the periods ended 12/31/06)(2)			Since Inception(3)
	1 Year	5 Years	Class A	Class C
Class A
Return Before Taxes	19.04%	13.86%	10.97%	—
Return After Taxes on Distributions(4)	18.98%	13.83%	10.65%	—
Return After Taxes on Distributions and Sale of Fund Shares(4)	12.45%	12.17%	9.54%	—
Class C
Return Before Taxes	25.40%	—	—	16.98%
Russell Midcap® Index(5)	15.26%	12.88%	10.50%	19.73%
Russell Midcap® Value Index(6)	20.22%	15.88%	11.63%	22.14%

(2) The Predecessor Fund’s average annual returns have been restated to reflect the deduction of the maximum sales charge for an investment in Class A Shares and a full redemption in Class C Shares.

(3) Class A Shares restated to reflect performance since inception of the Predecessor Fund on December 30, 1997; Class C Shares since October 22, 2004.

(4) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A, formerly the sole class of the Predecessor Fund); after-tax returns for the classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(5) The Russell Midcap® Index is a market capitalization-weighted index of medium-capitalization stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell Midcap® Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Phoenix Mid-Cap Value Fund	3

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	1.00%
Other Expenses	0.31%	0.31%

Total Annual Fund Operating Expenses(d)	1.31%	2.06%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).

(d) Until October 31, 2007, the fund’s investment adviser had limited the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to the extent that such expenses exceeded 1.25% for Class A Shares and 2.00% for Class C Shares. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 1.27% for Class A Shares and 2.01% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal period in which such reimbursements occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$701	$966	$1,252	$2,063
Class C	$309	$646	$1,108	$2,390

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$209	$646	$1,108	$2,390

4	Phoenix Mid-Cap Value Fund

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of June 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Sasco Capital, Inc. (“Sasco”) is the subadviser to the fund and is located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985 and as of June 30, 2007, Sasco had approximately $5 billion in assets under management.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser. Sasco, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Sasco manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund’s net assets at the annual rate of 0.75%.

During the last fiscal year, the fund paid total management fees of $4,614,218. The ratio of management fees to average net assets for the fiscal year ended June 30, 2007 was 0.75%.

Phoenix pays Sasco a subadvisory fee which is calculated at the annual rate of 47.5% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the advisory and subadvisory agreements is available in the fund’s semiannual report covering the period July 1, 2006 through December 31, 2006.

Portfolio Management

Bruce Bottomley, Mark Helderman and Daniel Leary are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Bottomley has served as a portfolio manager of the fund since its inception in 1997. He is Managing Director and Portfolio Manager of Sasco. Mr. Bottomley has 35 years of investment experience and was a founding partner of Sasco in 1986.

Mr. Helderman has served as a portfolio manager of the fund since 2004. He is Managing Director and Portfolio Manager of Sasco. Mr. Helderman has 21 years of investment experience and joined Sasco in 1997.

Mr. Leary has served as a portfolio manager of the fund since its inception in 1997. He is Managing Director and Portfolio Manager of Sasco. Mr. Leary has 36 years of investment experience and was a founding partner of Sasco in 1986.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix Mid-Cap Value Fund	5

Phoenix Value Opportunities Fund

Investment Risk and Return Summary

Investment Objective

The Phoenix Value Opportunities Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund’s investment objective may be changed without shareholder approval.

Principal Investment Strategies

Þ

Under normal circumstances, the fund invests principally in the equity securities of domestic companies that the subadviser believes to have appreciation potential. The fund invests principally in larger capitalization stocks; however, the fund may invest in issuers of any capitalization. The subadviser considers larger capitalization stocks to be those of issuers with market capitalizations of over $2 billion at the time of initial purchase.

Þ

The subadviser employs a value approach to constructing the fund’s portfolio, utilizing quantitative screening to identify attractively valued securities. All stocks in the equity universe are evaluated across multiple quantitative factors, such as valuation, earnings and quality.

Þ

Research is focused on identifying the factors most closely associated with outperforming stocks. Factors must have statistical significance, but also must meet the “common sense” test of having a logical connection to the attributes of a successful company.

Þ	A portfolio optimization program is used to balance the expected return of the stocks with such considerations as the portfolio’s benchmark, desired level of risk and transaction cost estimates.

Þ

A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive stock that plays an equally useful diversification role and the expected return of the new stock covers the transaction costs of the sell and purchase.

Þ

The fund’s investment strategies may lead to a higher portfolio turnover rate. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund’s principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see “Additional Investment Techniques” for other investment techniques of the fund.

Risks Related to Principal Investment Strategies

If you invest in this fund, you risk losing your investment.

General

The value of the fund’s investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund’s investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

6	Phoenix Value Opportunities Fund

Equity Securities Risk

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

•

Large Market Capitalization Companies. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•

Value Stocks. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

Phoenix Value Opportunities Fund	7

Performance Tables

The bar chart and table below provide some indication of the risks of investing in the Phoenix Value Opportunities Fund. The bar chart shows the fund’s Class A Share performance over the life of the fund.(1) The table shows how the fund’s average annual returns compared with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year

(1) The fund’s annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 7.92% (quarter ending March 31, 2006) and the lowest return for a quarter was 2.75% (quarter ending June 30, 2006). Year-to-date performance (through September 30, 2007) is 12.17%.

Average Annual Total Returns (for the period ended 12/31/06)(2)	1 Year	Since Inception(3)
Class A
Return Before Taxes	15.38%	11.67%
Return After Taxes on Distributions(4)	14.29%	10.88%
Return After Taxes on Distributions and Sale of Fund Shares(4)	10.39%	9.63%
Class C
Return Before Taxes	21.72%	15.70%
S&P 500® Index(5)	15.78%	12.43%
Russell 1000® Value Index(6)	22.25%	17.02%

(2) The fund’s average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund’s Class A Shares and a full redemption in the fund’s Class C Shares.

(3) Since July 29, 2005.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500® Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

8	Phoenix Value Opportunities Fund

Fund Fees and Expenses

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

	Class A Shares	Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None(a)	1.00%(b)
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None

	Class A Shares	Class C Shares
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.75%	0.75%
Distribution and Shareholder Servicing (12b-1) Fees(c)	0.25%	1.00%
Other Expenses	0.60%	0.60%

Total Annual Fund Operating Expenses(d)(e)	1.60%	2.35%

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the FINRA.

(d) Expenses have been restated to reflect current fee structure.

(e) The fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding interest, taxes and extraordinary expenses), through June 30, 2008, so that such expenses do not exceed 1.35% for Class A Shares and 2.10% for Class C Shares. The adviser will voluntarily continue this arrangement beyond the contractual period, but may discontinue such voluntary arrangement at any time. Actual Total Annual Fund Operating Expenses, after expense reimbursements, were 1.41% for Class A Shares and 2.16% for Class C Shares. The adviser may recapture operating expenses reimbursed under this arrangement and made subsequent to August 23, 2007, for a period of three years following the end of the fiscal period in which such reimbursements occurred.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 year	3 years	5 years	10 years
Class A	$728	$1,051	$1,396	$2,366
Class C	$361	$802	$1,370	$2,915

You would pay the following expenses if you did not redeem your shares:

Class	1 year	3 years	5 years	10 years
Class C	$261	$802	$1,370	$2,915

Note: The example does not include the effects of the expense reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.

Phoenix Value Opportunities Fund	9

Management of the Fund

The Adviser and Subadviser

Phoenix Investment Counsel, Inc. (“Phoenix”) is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. As of June 30, 2007, Phoenix had approximately $1.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Acadian Asset Management, Inc. (“Acadian”) is the subadviser to the fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is wholly-owned by Old Mutual (US) Holdings, Inc. Old Mutual (US) Holdings, Inc. is wholly-owned by OM Group (UK) Limited. OM Group (UK) Limited is wholly-owned by Old Mutual PLC. Acadian acts as adviser to institutions and individuals. As of June 30, 2007, Acadian had approximately $79 billion in assets under management. Acadian has been an investment adviser since 1977.

Subject to the direction of the fund’s Board of Trustees, Phoenix is responsible for managing the fund’s investment program and for the general operations of the fund, including oversight of the fund’s subadviser and recommending its hiring, termination and replacement. Acadian, as subadviser, is responsible for the day-to-day management of the fund’s portfolio. Phoenix and Acadian manage the fund’s assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund’s net assets at the following rates:

First $1 billion	$1+ billion through $2 billion	$2+ billion
0.75%	0.70%	0.65%

Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through June 30, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

Class A	Class C
1.35%	2.10%

The adviser will voluntarily extend this expense limitation beyond the contractual period, but may discontinue such voluntary arrangement at any time.

During the last fiscal year, the fund paid total management fees of $182,055. The ratio of management fees to average net assets for the fiscal year ended June 30, 2007 was 0.80%, under the management fee structure then in effect.

Phoenix pays Acadian a subadvisory fee which is calculated at a rate equal to 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the advisory and subadvisory agreements is available in the fund’s semiannual report covering the period July 1, 2006 through December 31, 2006.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

Portfolio Management

A team of investment professionals manages the fund’s portfolio and is responsible for the day-to-day management of the fund’s portfolio.

10	Phoenix Value Opportunities Fund

Brendan O. Bradley. Mr. Bradley has served on the fund’s portfolio management team since July 2005. He is a Senior Vice President and a senior member of the investment research team. He also manages the Phoenix International Strategies Fund and the Phoenix Worldwide Strategies Fund (international portion). Prior to joining Acadian in 2004, Mr. Bradley was a Vice President at Upstream Technologies (2002-2004), where he designed and implemented quantitative investment management systems and strategies. His professional background also includes work as a research analyst and consultant at Samuelson Portfolio Strategies (1999-2002).

John R. Chisholm, CFA. Mr. Chisholm has served on the fund’s portfolio management team since July 2005. He is Co-Chief Investment Officer and Executive Vice President of Acadian. Mr. Chisholm has been affiliated with Acadian since 1984, first in a consulting capacity (1984-1987), as a quantitative research analyst (1987-1989), and as a portfolio manager (since 1989). He became Co-Chief Investment Officer in 1997.

Matthew J. Cohen, CFA. Mr. Cohen has served on the fund’s portfolio management team since July 2005. He is a Senior Vice President and Portfolio Manager of Acadian. Mr. Cohen specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian’s investment approach. Prior to joining Acadian in 1994, he worked as a senior systems analyst and project manager for Digital Equipment Corporation.

Raymond F. Mui. Mr. Mui has served on the fund’s portfolio management team since July 2005. He is a Senior Vice President specializing in multi-factor equity valuation frameworks and the development of investment strategies for both the developed and emerging equity markets. He also manages the Phoenix International Strategies Fund and the Phoenix Worldwide Strategies Fund (international portion). Prior to joining Acadian in 1991, Mr. Mui was a member of the senior technical staff at Hughes Aircraft, where he developed prototypes of command, communications and information systems.

Brian K. Wolahan, CFA. Mr. Wolahan has served on the fund’s portfolio management team since July 2005. He is Co-Director of Research and a Senior Portfolio Manager responsible for developing and applying quantitative techniques to evaluate markets and securities. Before joining Acadian in 1990, Mr. Wolahan worked in the Systems Planning Group at Bank of New England, and as a Senior Systems Analyst at Mars Incorporated with responsibilities for Corporate Systems.

Please refer to the Statement of Additional Information for additional information about the fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.

Phoenix Value Opportunities Fund	11

Additional Investment Techniques

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Mid-Cap Value Fund (“Mid-Cap Value Fund”) and the Phoenix Value Opportunities Fund (“Value Opportunities Fund”) may engage in the following investment techniques as indicated:

Convertible Securities

The funds may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the funds may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the funds. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Derivatives

The funds may write exchange-traded, covered call options and purchase put and call options on indices and foreign currencies, and may enter into futures contracts on foreign currencies and related options. The funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments. If the adviser or subadviser fails to correctly predict these changes, the funds can lose money. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, purchasing call or put options involves the risk that the funds may lose the premium they paid plus transaction costs. Futures and options involve market risk in excess of their value.

Fixed Income Securities

The funds may invest in nonconvertible fixed income securities of U.S. and foreign (non-U.S.) issuers including corporate notes, bonds and debentures that are rated within the three highest rating categories at the time of investment, or if unrated, are deemed by the respective subadviser to be of comparable quality. Generally, if interest rates rise, the value of debt securities will fall.

Government Securities

The funds may invest in Treasury bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities, and securities issued by foreign governments and supranational agencies (such as the World Bank). Not all government securities are backed by the full faith and credit of the issuing country, including the United States, but rather are the obligation solely of the entity through which they are issued.

High Yield-High Risk Fixed Income Securities

The funds may invest in high yield-high risk fixed income securities. High yield-high risk fixed income securities (junk bonds) typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield-high risk fixed income securities may be complex, and as a result, it may be more difficult for the adviser or subadviser to accurately predict risk.

Other Equity Securities

The funds may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

Securities Lending

The funds may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the funds can suffer losses.

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Small and Medium Market Capitalization Companies

The Value Opportunities Fund may invest in issuers having small and medium market capitalizations. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Unrated Fixed Income Securities

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser or subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.

Pricing of Fund Shares

How is the Share Price determined?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

•	adding the values of all securities and other assets of the fund;

•	subtracting liabilities; and

•	dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund’s net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class’s net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class’s net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the “NYSE”) is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund’s shares may change on days when shareholders will not be able to purchase or redeem the fund’s shares.

How are securities fair valued?

If market quotations are not readily available or where available prices are not reliable, the fund determines a “fair value” for an investment according to policies and procedures approved by the Board of Trustees. The types of assets for which such pricing

Phoenix Equity Trust	13

might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security’s market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of “significant” events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by the fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security’s “fair value” on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the issuer’s financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of regular trading on the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund’s fair valuation procedures, may not reflect such security’s market value.

At what price are shares purchased?

All investments received by the funds’ authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day’s net asset value. Shares credited to your account from the reinvestment of a fund’s distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund’s net asset value is calculated following the dividend record date.

Sales Charges

What are the classes and how do they differ?

Each fund presently offers Class A Shares and Class C Shares. Each class of shares has different sales and distribution charges. (See “Fund Fees and Expenses” previously in this prospectus.) The funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended (“the 1940 Act”), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

What arrangement is best for you?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

14	Phoenix Equity Trust

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled “How to Buy Shares.” This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds’ Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

Class A Shares. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested).(1) The sales charge may be reduced or waived under certain conditions. (See “Initial Sales Charge Alternative—Class A Shares” below.) Generally, Class A Shares are not subject to any charges by the funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on redemptions within one year on purchases on which a finder’s fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class C Shares.

Class C Shares. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See “Deferred Sales Charge Alternative—Class C Shares” below.) Class C Shares bear distribution and service fees (1.00%) and therefore pay lower dividends than Class A Shares. Class C Shares do not convert to any other class of shares of the funds, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

Initial Sales Charge Alternative—Class A Shares

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See “Class A Shares—Reduced Initial Sales Charges” in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds’ underwriter (Phoenix Equity Planning Corporation, “PEPCO” or “Distributor”).

Sales Charge you may pay to purchase Class A Shares

	Sales Charge as a percentage of
Amount of Transaction at Offering Price	Offering Price	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.75	4.99
$100,000 but under $250,000	3.75	3.90
$250,000 but under $500,000	2.75	2.83
$500,000 but under $1,000,000	2.00	2.04
$1,000,000 or more	None	None

Sales Charge Reductions and Waivers

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege.

(1) Shareholders of the former FMI Sasco Contrarian Value Fund who became shareholders of the Mid-Cap Value Fund through the reorganization are not required to pay a sales load for new purchases of Class A shares of the Mid-Cap Value Fund.

Phoenix Equity Trust	15

These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser, subadviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

Deferred Sales Charge Alternative—Class C Shares

Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class C Shares are considered purchased on the trade date.

16	Phoenix Equity Trust

Deferred Sales Charge you may pay to sell Class C Shares

Year	1	2+
CDSC	1%	0%

Compensation to Dealers

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75	4.99	4.25
$100,000 but under $250,000	3.75	3.90	3.25
$250,000 but under $500,000	2.75	2.83	2.25
$500,000 but under $1,000,000	2.00	2.04	1.75
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants’ purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder’s fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee would have been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

Phoenix Equity Trust	17

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Your Account

Opening an Account

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

•	Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

•	Checks drawn on an account in the name of the investor’s company or employer and made payable to Phoenix Funds; or

•	Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor’s company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

Step 1.

Your first choice will be the initial amount you intend to invest in each fund.

Minimum initial investments:

•

$25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege, or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

•

There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

•	$500 for all other accounts.

Minimum additional investments:

•	$25 for any account.

•

There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans, or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

Step 2.

Your second choice will be what class of shares to buy. The funds offer Class A Shares and Class C Shares. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

18	Phoenix Equity Trust

Step 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

•	Receive both dividends and capital gain distributions in additional shares;

•	Receive dividends in additional shares and capital gain distributions in cash;

•	Receive dividends in cash and capital gain distributions in additional shares; or

•	Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

How to Buy Shares

To Open An Account
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
Through the mail	Complete a New Account Application and send it with a check payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
Through express delivery	Complete a New Account Application and send it with a check payable to the funds. Send them to: Boston Financial Data Services, Attn.: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809.
By Federal Funds wire	Call us at (800) 243-1574 (press 1, then 0).
By Systematic Purchase	Complete the appropriate section on the application and send it with your initial investment payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds’ Transfer Agent.

Important Information about the Phoenix Mid-Cap Value Fund

The Phoenix Mid-Cap Value Fund is not available for purchase by new investors. The fund is available for purchase by existing investors; however, the fund reserves the right to refuse any order that may disrupt the efficient management of the fund. Only the following investors may make purchases in the fund:

•	Current shareholders of the fund may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains.

•	Exchanges into the fund may be made only by shareholders with an existing account in the fund.

•	An investor who has previously entered into a letter of intent with the distributor prior to the closing date may fulfill the obligation.

•	Trustees of the fund, employees of Phoenix and of Sasco, and their family members, may continue to open new accounts.

•	Defined Contribution and Defined Benefit plans, and other plans or accounts at the Distributor’s discretion.

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How to Sell Shares

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the fund’s Transfer Agent or an authorized agent. In the case of a Class C Share redemption and certain Class A Share redemptions, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

To Sell Shares
Through a financial advisor	Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
Through the mail	Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
Through express delivery	Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn.: Phoenix Funds, 30 Dan Road, Canton, MA 02021-2809. Be sure to include the registered owner’s name, fund and account number, and number of shares or dollar value you wish to sell.
By telephone	For sales up to $50,000, requests can be made by calling (800) 243-1574.
By telephone exchange	Call us at (800) 243-1574 (press 1, then 0).

Things You Should Know When Selling Shares

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions “in-kind” (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the applicable fund’s net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer “street” accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds’ Transfer Agent at (800) 243-1574.

Redemptions by Mail

Þ	If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

Send a clear letter of instructions if all of these apply:

•	The proceeds do not exceed $50,000.

•	The proceeds are payable to the registered owner at the address on record.

Send a clear letter of instructions with a signature guarantee when any of these apply:

•	You are selling more than $50,000 worth of shares.

•	The name or address on the account has changed within the last 30 days.

•	You want the proceeds to go to a different name or address than on the account.

20	Phoenix Equity Trust

Þ	If you are selling shares held in a corporate or fiduciary account, please contact the funds’ Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds’ Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent’s signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

Selling Shares by Telephone

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See “Disruptive Trading and Market Timing” in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

Account Policies

Account Reinstatement Privilege

Subject to the funds’ policies and procedures regarding market timing, for 180 days after you sell your Class A Shares or Class C Shares on which you previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

Redemption of Small Accounts

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

Distributions of Small Amounts

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

Uncashed Checks

If any correspondence sent by the fund is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Phoenix Equity Trust	21

Exchange Privileges

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

•

You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

•	Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

•	The amount of the exchange must be equal to or greater than the minimum initial investment required.

•	The exchange of shares is treated as a sale and purchase for federal income tax purposes.

Disruptive Trading and Market Timing

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading (“Disruptive Trading”) which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

•

dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

•

an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds’ Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder’s trading activity, the funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds’ policies regarding market timing. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

22	Phoenix Equity Trust

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Retirement Plans

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.

Investor Services and Other Information

Systematic Purchase is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

Systematic Exchange allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Telephone Exchange lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the “Telephone Exchange” section on the application.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

Systematic Withdrawal allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

Disclosure of Fund Holdings. The funds make available on the Phoenix Funds’ Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund’s top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This

Phoenix Equity Trust	23

information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund’s portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds’ shareholder reports are available without charge on Phoenix’s Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds’ Form N-Q filings are available on the SEC’s Internet site at sec.gov. A more detailed description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is also available in the Statement of Additional Information.

Tax Status of Distributions

The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

Fund	Dividend Paid
Mid-Cap Value Fund	Semiannually
Value Opportunities Fund	Semiannually

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

24	Phoenix Equity Trust

Financial Highlights

These tables are intended to help you understand the funds’ financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the funds’ independent registered public accounting firm. Their report, together with the funds’ financial statements, is included in the funds’ most recent Annual Report, which is available upon request.

Phoenix Mid-Cap Value Fund

The Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Value Fund (the “Predecessor Fund”) resulting from a reorganization of the Predecessor Fund with the Mid-Cap Value Fund on October 22, 2004. The Mid-Cap Value Fund treats the past performance of the Predecessor Fund as its own. Prior to October 22, 2004, the Predecessor Fund offered only one class of shares, which is now called Class A Shares. The performance of Class A Shares of the Predecessor Fund in the table below has not been adjusted to reflect the expenses of the Mid-Cap Value Fund.

	Class A(1)
	Year Ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$21.72	$19.63	$17.04	$12.18	$13.21
Income from investment operations
Net investment income (loss)(2)	0.18	0.10	0.08	(0.01)	0.01
Net realized and unrealized gain (loss)	5.66	2.05	2.55	4.88	(1.04)

Total from investment operations	5.84	2.15	2.63	4.87	(1.03)

Less distributions
Dividends from net investment income	(0.10)	(0.05)	(0.04)	(0.01)	—
Distributions from net realized gains	(0.06)	(0.01)	—	—	—

Total distributions	(0.16)	(0.06)	(0.04)	(0.01)	—

Change in net asset value	5.68	2.09	2.59	4.86	(1.03)

Net asset value, end of period	$27.40	$21.72	$19.63	$17.04	$12.18

Total return(3)	26.91%	11.07%	15.39%	40.03%	(7.80)%
Ratios/supplemental data:
Net assets, end of period (thousands)	$842,524	$187,701	$97,771	$6,404	$3,800
Ratio to average net assets of:
Net operating expenses	1.27%	1.25%	1.25%	1.30%	1.30%
Gross operating expenses	1.31%	1.42%	1.65%	2.76%	3.05%
Net investment income (loss)	0.68%	0.50%	0.49%	(0.06)%	0.09%
Portfolio turnover	7%	16%	9%	53%	23%

(1) Due to a reorganization on October 22, 2004, the Mid-Cap Value Fund is the successor of the FMI Sasco Contrarian Value Fund. The Mid-Cap Value Fund Class A treats the past performance of the FMI Sasco Contrarian Value Fund as its own.

(2) Computed using average shares outstanding.

(3) Sales charges are not reflected in the total return calculation.

Phoenix Equity Trust	25

Financial Highlights (continued)

Phoenix Mid-Cap Value Fund

	Class C
	Year Ended June 30,		From Inception 10/22/04 to 6/30/05
	2007	2006
Net asset value, beginning of period	$21.53	$19.54	$17.77
Income from investment operations
Net investment income (loss)(1)	(0.03)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	5.60	2.05	1.84

Total from investment operations	5.57	2.00	1.80

Less distributions
Dividends from net investment income	—	—	(0.03)
Distributions from net realized gains	(0.06)	(0.01)	—

Total distributions	(0.06)	(0.01)	(0.03)

Change in net asset value	5.51	1.99	1.77

Net asset value, end of period	$27.04	$21.53	$19.54

Total return(2)	25.89%	10.26%	10.13	%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)	$229,293	$99,987	$37,934
Ratio to average net assets of:
Net operating expenses	2.01%	2.00%	2.00	%(3)
Gross operating expenses	2.06%	2.17%	2.29	%(3)
Net investment income (loss)	(0.11)%	(0.25)%	(0.28	)%(3)
Portfolio turnover	7%	16%	9	%(4)

(1) Computed using average shares outstanding.

(2) Sales charges are not reflected in the total return calculation.

(3) Annualized.

(4) Not annualized.

26	Phoenix Equity Trust

Financial Highlights (continued)

Phoenix Value Opportunities Fund

	Class A
	Year Ended June 30, 2007	From Inception 7/29/05 to 6/30/06
Net asset value, beginning of period	$11.20	$10.00
Income from investment operations
Net investment income (loss)(2)	0.06	0.07
Net realized and unrealized gain (loss)	2.86	1.17

Total from investment operations	2.92	1.24

Less distributions
Dividends from net investment income	(0.05)	(0.04)
Distributions from net realized gains	(0.40)	—

Total distributions	(0.45)	(0.04)

Change in net asset value	2.47	1.20

Net asset value, end of period	$13.67	$11.20

Total return(1)	26.71%	12.41	%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)	$50,788	$3,292
Ratio to average net assets of:
Net operating expenses	1.41%	1.40	%(3)(6)
Gross operating expenses	1.60%	7.45	%(3)
Net investment income (loss)	0.46%	0.72	%(3)
Portfolio turnover	101%	136	%(4)

	Class C
	Year Ended June 30, 2007	From Inception 7/29/05 to 6/30/06
Net asset value, beginning of period	$11.18	$10.00
Income from investment operations
Net investment income (loss)(2)	(0.03)	—	(5)
Net realized and unrealized gain (loss)	2.85	1.19

Total from investment operations	2.82	1.19

Less distributions
Dividends from net investment income	— (5)	(0.01)
Distributions from net realized gains	(0.40)	—

Total distributions	(0.40)	(0.01)

Change in net asset value	2.42	1.18

Net asset value, end of period	$13.60	$11.18

Total return(1)	25.77%	11.85	%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)	$1,128	$183
Ratio to average net assets of:
Net operating expenses	2.16%	2.15	%(3)(6)
Gross operating expenses	2.58%	8.19	%(3)
Net investment income (loss)	(0.22)%	(0.05	)%(3)
Portfolio turnover	101%	136	%(4)

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Annualized.

(4) Not annualized.

(5) Amount is less than $0.01.

(6) The ratio of net operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.05% lower than the ratio shown in the table.

Phoenix Equity Trust	27

Phoenix Equity Planning Corporation

P.O. Box 150480

Hartford, CT 06115-0480

ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

Annual and Semiannual Reports

Annual and semiannual reports contain more information about the Funds’ investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixFunds.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-551-8090. This information is also available on the SEC’s Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574

Text Telephone: 1-800-243-1926

Investment Company Act File No. 811-945
PXP691 BPD33329	10-07

PHOENIX EQUITY TRUST

Phoenix Mid-Cap Value Fund

Phoenix Value Opportunities Fund

(each a “Fund” or collectively the “Funds”)

101 Munson Street

Greenfield, MA 01301

Statement of Additional Information

October 31, 2007

The Statement of Additional Information (“SAI”) is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Phoenix Equity Trust (the “Trust”) dated October 31, 2007, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust’s annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust’s prospectus, annual or semiannual reports by visiting the Phoenix Funds Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation (“PEPCO”) at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

Mutual Fund Services: (800) 243-1574

Adviser Consulting Group: (800) 243-4361

Telephone Orders: (800) 367-5877

Text Telephone: (800) 243-1926

PXP 691B (10/07)

THE TRUST

The Trust was originally incorporated in New York in 1956, and on January 13, 1992, the Trust was reorganized as a Massachusetts business trust under the name of “National Worldwide Opportunities Fund”. It was reorganized as a Delaware statutory trust in October 2000. The Trust has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Trust to “Phoenix Worldwide Opportunities Fund” to reflect the purchase of the former adviser by Phoenix Life Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Trust to “Phoenix-Aberdeen Worldwide Opportunities Fund.” On June 28, 2004 the Trust changed its name to Phoenix Equity Trust. The Trust presently comprises two series: the Phoenix Mid-Cap Value Fund (“Mid-Cap Value Fund”) and the Phoenix Value Opportunities Fund (“Value Opportunities Fund”), (collectively, the “Funds”).

The Funds’ prospectus describes the investment objectives of the Funds and the strategies that the Funds will employ in seeking to achieve their investment objective. The Mid-Cap Value and Value Opportunities Funds’ investment objectives are non-fundamental policies and may be changed without shareholder approval. The following discussion supplements the disclosure in the prospectus.

INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each Fund may not:

(1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2) Purchase securities if, after giving effect to the purchase, more than 25% of its respective total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

(3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

(4) Issue “senior securities” in contravention of the 1940 Act. Activities permitted by exemptive orders or staff interpretations of the Securities and Exchange Commission (“SEC”) shall not be deemed to be prohibited by this restriction.

(5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under applicable law.

(6) Purchase or sell real estate, except that the Funds may (i) acquire or lease office space for their own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and sell real estate acquired by the Funds as a result of the ownership of securities.

(7) Purchase or sell commodities or commodity contracts, except the Funds may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

(8)(a) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies. (Applies to Mid-Cap Value Fund only.)

(8)(b) Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments. (Applies to Value Opportunities Fund only.)

Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds’ assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

INVESTMENT TECHNIQUES AND RISKS

Each Fund may utilize the following practices or techniques in pursuing its investment objective.

Convertible Low-Rated Securities

Each of the Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). A Fund’s adviser or subadviser, as the case may be, will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Funds may invest in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

Corporate obligations rated less than investment grade (hereinafter referred to as “low-rated securities”) are commonly referred to as “junk bonds,” and while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in low-rated securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated security defaulted, the applicable Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated securities and thus in the applicable Fund’s net asset value.

As previously stated, the value of a low-rated security generally will decrease in a rising interest rate market, and accordingly, so normally will the applicable Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of low-rated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

Payment Expectations. Low-rated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of low-rated securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, the applicable Fund may have to replace the securities with a lower yielding security which would result in lower returns for the Fund.

Credit Ratings. Credit ratings issued by credit rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated securities and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

Liquidity and Valuation. A Fund may have difficulty disposing of certain low-rated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all low-rated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the net asset value of a particular Fund and its ability to dispose of particular securities when necessary to meet its liquidity needs, or in response to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its respective portfolio. Market quotations are generally available on many low-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated securities, especially in a thinly-traded market.

Foreign Securities

The Funds may invest in foreign securities. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates, and a Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund’s income without providing a tax credit for a Fund’s shareholders. There is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations. Foreign securities include sponsored and unsponsored American Depository Receipts (“ADRs”). ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs are not approved by the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current or reliable as the information for sponsored ADRs, and the price of unsponsored ADRs may be more volatile.

Government Obligations

Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Hedging Instruments

Each Fund may purchase put and call options on equity securities and on stock indices and write covered call options on equity securities owned by the Fund. Generally the foregoing investments will be effected during periods of anticipated market weakness and, in any event, will not result in leveraging of the applicable Fund’s portfolio.

Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Funds may purchase options on equity securities and on stock indices. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. Such Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

Stock Index Options. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor’s 100. Indexes also may be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

Writing Call Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

To terminate its obligations on a call which it has written, a Fund may purchase a call in a “closing purchase transaction.” (As discussed above, the Funds may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Option Positions. The Funds may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the applicable Fund’s current or anticipated investments. The Funds may invest in options based on securities which differ from the securities in which it typically invests. This involves a risk that the options will not track the performance of the Fund’s investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the applicable Fund’s investments well. Options and future prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Funds may purchase or sell options with a greater or less value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the applicable Fund’s options are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

Liquidity of Options. There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments’ current price. In addition, exchanges may establish daily price fluctuation limits for options, and may halt trading if an option’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for an option is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its options could also be impaired.

Asset Coverage for Options. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in the amounts prescribed. Securities so set aside cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that setting aside of a portion of the applicable Fund’s assets could impede portfolio management or such Fund’s ability to meet redemption requests or other current obligations.

Special Risks of Hedging and Income Enhancement Strategies. Participation in the options markets involves investment risks and transactions costs to which the Funds would not be subject absent the use of these strategies. If the applicable Fund’s portfolio manager(s)’ prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to such Fund may leave such Fund in a worse position than if such strategies were not used.

Illiquid and Restricted Securities

Each Fund may invest in securities for which there is no readily available market (“illiquid securities”), including certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid. The Board of Trustees of the Trust has delegated to the adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) and availability of market quotations; and (iv) other permissible factors.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

Investment Grade Investments

Each of the Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when its adviser or subadviser, as the case may be, believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the three highest ratings of either Standard & Poor’s Corporation (AAA, AA and A) or Moody’s Investors Service, Inc. (Aaa, Aa and A). In the event a bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor’s or Baa by Moody’s). If a non-convertible bond or debenture is downgraded below investment grade, a Fund will promptly dispose of such bond or debenture, unless its adviser or subadviser, as the case may be, believes it disadvantageous to the Fund to do so.

Money Market Instruments

Each of the Funds may invest in cash and money market securities. The Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements.

The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

The Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Mortgage-Backed and Asset-Backed Securities

The Mid-Cap Value Fund may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”) that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation (“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The Fund may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include “IOs” which pay distributions consisting solely or primarily for all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities. “POs” which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and “inverse floaters” which have a coupon rate that moves in the reverse direction to an applicable index.

Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect the Fund against a reduction in income due to a decline in interest rates. The Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

In general, the collateral supporting non-mortgage asset-backed securities are of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

Mutual Fund Investing

The Funds are authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Funds may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Funds’ purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Portfolio Turnover

The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

Preferred Stocks

Each of the Funds may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending

A Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund’s investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

Warrants and Rights

Each Fund may invest in warrants or rights, valued at the lower of cost or market, which entitle the holder to buy securities during a specific period of time. A Fund will make such investments only if the underlying securities are deemed appropriate by the Fund’s portfolio manager(s) for inclusion in that Fund’s portfolio. Included are warrants and rights whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants and rights acquired by a Fund in units or attached to securities are not subject to these restrictions.

When-Issued and Delayed-Delivery Transactions

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is made, but delivery of and payment for the securities takes place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed-delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain cash or liquid securities in an amount sufficient to meet its purchase commitments. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from such transactions. The purchase of securities on a when-issued or delayed-delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. The Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives and not for the purpose of investment leverage. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

PERFORMANCE INFORMATION

Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

Performance information for the Funds (and any class of the Funds) may be included in $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares, and Class C Shares are reinvested when paid.

The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor’s Daily, Stanger’s Mutual Fund Monitor, The Stanger Register, Stanger’s Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, US. News and World Report, Standard & Poor’s The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor’s 500 Index (the “S&P 500 Index”), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Dow Jones Wilshire Real Estate Securities Index (Full Cap), Russell Mid Cap Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

Advertisements, sales literature and other communications may contain information about the Funds and advisers’ current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund’s investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

Total Return

Standardized quotations of average annual total return for Class A Shares, Class B Shares or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares, Class B Shares or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class’s expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares and Class C Shares, and assume that all dividends and distributions on Class A Shares, Class B Shares and Class C Shares are reinvested when paid.

For average “after-tax” total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

The Funds may also compute cumulative total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rates of return calculations.

PORTFOLIO TURNOVER

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of a Fund’s securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see “Dividends, Distributions and Taxes” of this SAI). Historical annual rates of portfolio turnover for the Funds are set forth in the prospectus under the heading “Financial Highlights.”

PORTFOLIO TRANSACTIONS AND BROKERAGE

The adviser or subadviser, as appropriate, (throughout this section, “adviser”), places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the adviser, the rate is deemed by the adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker’s appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

The adviser and subadvisers believe that the Funds benefit with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Funds are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the adviser’s appraisal of: the firm’s ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm’s attitudes toward and interest in mutual funds in general. The adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Funds also expect that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter’s concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Funds.

In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the adviser’s staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the adviser’s staff can follow. In addition, it provides the adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the adviser and is available for the benefit of other accounts advised by the adviser and its affiliates and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the adviser’s expenses, it is not possible to estimate its value and in the opinion of the adviser it does not reduce the adviser’s expenses in a determinable amount. The extent to which the adviser makes use of statistical, research and other services furnished by brokers is considered by the adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The adviser does so in accordance with its judgment of the best interests of the Funds and their shareholders.

The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser’s and/or subadviser’s personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer’s promotion or sales efforts, and (ii) the Trust, its adviser, and distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

The Funds have adopted a policy and procedures governing the execution of aggregated advisory client orders (“bunching procedures”) in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Funds’ participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser’s accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser’s compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as they deem appropriate.

For the fiscal years ended June 30, 2005, 2006 and 2007, brokerage commissions paid by the Trust on portfolio transactions totaled $480,229, $717,630 and $1,279,831, respectively.

Brokerage commissions of $595,775 paid during the fiscal year ended June 30, 2007, were paid on portfolio transactions aggregating $310,102,833 executed by brokers who provided research and other statistical information.

DISCLOSURE OF FUND HOLDINGS

The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds’ portfolio holdings by the Funds, Phoenix (generally, the Funds’ investment adviser), or their affiliates. These policies provide that the Funds’ portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds’ policies prohibit Phoenix and the Funds’ other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Board of Trustees has delegated to the Holdings Disclosure Committee (the “HDC”) the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds’ Compliance Officer, and officers of the Funds’ advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.

The Funds’ Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds’ compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

Public Disclosures

In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund’s shareholder reports are available on Phoenix’s Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix’s Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of the quarter with respect to the summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.

Other Disclosures

The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if (i) the Fund has a legitimate business purpose for making such disclosure and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Funds’ Board of Trustees and/or the Fund’s executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

Non-Public Portfolio Holdings Information

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Phoenix Investment Counsel, Inc.	Daily

Subadviser to Mid-Cap Value Fund	Sasco Capital, Inc.	Daily

Subadviser to Value Opportunities Fund	Acadian Asset Management, Inc.	Daily

Distributor	Phoenix Equity Planning Corporation	Daily

Custodian	State Street Bank and Trust Company	Daily

Sub-Financial Agent	PFPC Inc.	Daily

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Annual Reporting Period: within 15 business days of end of reporting period Semiannual Reporting Period: within 31 business days of end of reporting period

Typesetting Firm for Financial Reports and Forms N-Q	GCom Solutions	Monthly on first business day following month end

Printer for Financial Reports	R.R. Donnelley & Sons Co.	Annual and Semiannual Reporting Period: within 45 days after end of reporting period

Proxy Voting Service	Institutional Shareholder Services	Twice weekly on an ongoing basis

Intermediary Selling Shares of the Fund	Merrill Lynch	Quarterly within 10 days of quarter end

Third-Party Class B Share Financer	SG Constellation LLC	Weekly based on prior week end

Public Portfolio Holdings Information

Portfolio Redistribution Firms	Bloomberg, Standard & Poor’s and Thompson Financial Services	Quarterly, 60 days after fiscal quarter end

Rating Agencies	Lipper Inc. and Morningstar	Quarterly, 60 days after fiscal quarter end

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

There is no guarantee that the Funds’ policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

SERVICES OF THE ADVISER AND SUBADVISERS

The Adviser

The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc. (“PIC” or “Adviser”), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. (“PXP”). The Phoenix Companies, Inc. (“PNX”) of Hartford, Connecticut is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX’s primary place of business is One American Row, Hartford, CT 06102. PEPCO, a mutual fund distributor, acts as the national distributor of the Fund’s shares and as Financial Agent of the Funds. The principal office of PEPCO is located at One American Row, Hartford, CT 06102. PIC acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients.

PXP has served investors for over 70 years. As of June 30, 2007, PXP had approximately $59.4 billion in assets under management. PXP’s money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

PIC provides certain services and facilities required to carry on the day-to-day operations of the Funds (for which it receives a management fee), other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Trust’s registration statements (but the Distributor purchases such copies of the Funds’ prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

The Investment Advisory Agreements will continue in effect from year-to-year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by the Phoenix upon 60 days written notice and will automatically terminate in the event of its “assignment” as defined in Section (2)(a)(4) of the 1940 Act.

Each Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreements. Each Agreement permits the Adviser to render services to others and to engage in other activities.

As compensation for its services with respect to Mid-Cap Value Fund, the Adviser receives a fee, which is accrued daily against the value of the Mid-Cap Value Fund’s net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser may recapture operating expenses reimbursed under previous expense limitation arrangements, and made subsequent to August 23, 2007, for a period of three years from the end of the fiscal period in which such reimbursements occurred.

As compensation for its services with the respect to the Value Opportunities Fund, the Adviser receives a fee, which is accrued daily against the value of the Fund’s net assets and is paid by each Fund monthly, at the following annual rates:

	First $1 billion	$1+ billion through $2 billion	$2+ billion
Value Opportunities Fund	0.75%	0.70%	0.65%

The Adviser has contractually agreed to limit total operating expenses of the Value Opportunities Fund (excluding interest, taxes and extraordinary expenses) through June 30, 2008 so that such expenses do not exceed 1.35% for Class A Shares and 2.10% for Class C Shares. The Adviser will voluntarily continue this arrangement beyond the contractual period but may discontinue such voluntary arrangement at any time. The Adviser may recapture operating expenses reimbursed under these arrangements, and made subsequent to August 23, 2007, for a period of three years from the end of the fiscal period in which such reimbursements occurred.

The management fees paid by the Funds for the fiscal years ended June 30, 2005, 2006 and 2007 were:

Fund	2005	2006	2007
Mid-Cap Value Fund	$332,819	$1,723,498	$4,614,218
Value Opportunities Fund	N/A	$19,190	$182,055

The Adviser makes its personnel available to serve as officers and “interested” Trustees of the Trust. The Trust has not directly compensated any of their officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Trust by reason of their being employed by the Adviser or its affiliates. The Trust reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Trust are not prohibited from authorizing the payment of salaries to the officers pursuant to the Agreements, including out-of-pocket expenses, at some future time.

In addition to the management fee, expenses paid by the Funds include: fees of Trustees who are not compensated by reason of being employees of the Adviser or its affiliates, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust’s registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer’s over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust’s existence as a Delaware statutory trust.

The Trust, the Adviser, the respective subadvisers and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

The Subadvisers

Acadian Asset Management, Inc. (“Acadian”) is the Subadviser to the Value Opportunities Fund and is located at One Post Office Square, 20th Floor, Boston, MA 02109. Acadian has been an investment adviser since 1986. As of June 30, 2007, Acadian had approximately $79 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, PIC, will delegate to Acadian the performance of certain of its investment management services under the Investment Advisory Agreement with the Value Opportunities Fund. Acadian will furnish at is own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser, PIC will pay Acadian compensation at the annual rate of 50% of the gross management fee.

Sasco Capital, Inc. (“Sasco”) is the Subadviser to the Mid-Cap Value Fund. Sasco’s principal offices are located at 10 Sasco Hill Road, Fairfield, CT 06824. Sasco has been an investment adviser since 1985, and as of June 30, 2007 had approximately $5 billion in assets under management.

The Subadvisory Agreement provides that the Adviser, PIC, will delegate to Sasco the performance of certain of its investment management services under the Investment Advisory Agreement with the Mid-Cap Value Fund. Sasco will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser, Phoenix will pay to Sasco a subadvisory fee as a portion of the monthly gross investment management fee (without regard to capping of expenses or other waivers or reimbursements) that Phoenix receives from the Mid-Cap Value Fund at the annual rate of 47.5% of the monthly gross investment management fee.

Total subadvisory fees paid by PIC to each of the Subadvisers for managing the Funds for the fiscal years ended June 30, 2005, 2006 and 2007 were:

Fund	2005	2006	2007
Mid-Cap Value Fund	$125,902	$818,661	$2.191,755
Value Opportunities Fund(1)	N/A	$9,595	$91,028

(1)	Value Opportunities Fund has been in existence only since July 29, 2005, therefore, no subadvisory fees were paid by the Fund in fiscal year 2005.

Each Subadvisory Agreement will continue in effect from year to year if specifically approved by the Trustees, including a majority of the independent Trustees.

Board of Trustees’ Consideration of Advisory and Subadvisory Agreements

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds’ semiannual report covering the period July 1, 2006 through December 31, 2006.

Description of Proxy Voting Policy

The Trust has adopted, on behalf of the Funds, a Statement of Policy with Respect to Proxy Voting (the “Policy”) stating the Trust’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

The Policy stipulates that the Funds’ Adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or applicable Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust’s Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a “delegate”). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

•

Corporate Governance Matters—tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

•	Changes to Capital Structure—dilution or improved accountability associated with such changes.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•	Social and Corporate Responsibility Issues—the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800)243-1574, or on the SEC’s Internet site at http://www.sec.gov.

PORTFOLIO MANAGERS

Compensation of Portfolio Managers of Acadian (Subadviser to the Value Opportunities Fund)

The Investment Professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager’s base salary to be competitive in light of the individual’s experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Overall firm profitability, including the profitability of Acadian’s parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian’s investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian’s performance and other goals as well as client’s service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. Portfolio manager compensation is not based on the performance of any specific portfolio but his or her contribution to and the performance of the Acadian investment team as a whole.

Compensation of Portfolio Managers of Sasco (Subadviser to the Mid-Cap Value Fund)

Sasco is independently owned by its employees. All key investment professionals’ compensation is directly tied to the profitability of the firm since each have direct stock ownership, or an ownership profit interest in the firm. Each receives a fixed base salary plus bonus, or profit distribution, based on individual contribution and profitability of the firm. Bonuses can exceed 100% of base salary. Profits, after all expenses, are distributed and not retained in the business. Sasco has an employee Target Benefit Plan for all of its employees, including its portfolio managers. The Plan is administered by an independent actuarial firm. All compensation is pre-tax. There is no difference between the method used to determine compensation with respect to management of the Mid-Cap Value Fund and the other accounts managed by the portfolio managers.

Other Accounts Managed by Portfolio Managers of the Funds and Potential Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of each fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the funds and/or such other accounts. The Board of Trustees has adopted on behalf of the funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the funds’ shareholders. The adviser and subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the funds’ most recent fiscal year. Also, there are no material conflicts of interest since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of June 30, 2007 regarding any other accounts managed by the portfolio managers and portfolio management team members for each of the funds as named in the prospectus. As noted in the table, the portfolio managers managing the funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

Portfolio Manager	Number of and Total Assets of Registered Investment Companies	Number of and Total Assets of Other Pooled Investment Vehicles (PIVs)	Number of and Total Assets of Other Accounts
Bruce Bottomley	None	None	29/$5 billion*
Brendan O. Bradley	12/$5.7 billion	50/$13 billion	172/$58.3 billion**
John R. Chisholm	12/$5.7 billion	50/$13 billion	172/$58.3 billion**
Matthew J. Cohen	12/$5.7 billion	50/$13 billion	172/$58.3 billion**
Mark Helderman	None	None	29/$5 billion*
Daniel Leary	None	None	29/$5 billion*
Raymond F. Mui	12/$5.7 billion	50/$13 billion	172/$58.3 billion**
Brian K. Wolahan	12/$5.7 billion	50/$13 billion	172/$58.3 billion**

Note:	Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.
*	The advisory fee for one of these other accounts is based upon performance. Assets under management in this account total $1.9 billion.
**	The advisory fee for 42 of these other accounts is based upon performance. Assets under management in these accounts total $21.9 million.

Except as noted, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

Ownership of Fund Securities by Portfolio Managers

The following table sets forth the dollar range of equity securities beneficially owned as of June 30, 2007 by each portfolio manager in the Funds described in the Prospectus that he manages.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in Each Fund Managed
Bruce Bottomley	Mid-Cap Value - $100,001 - $500,000
Brendan O. Bradley	Value Opportunities Fund - None
John R. Chisholm	Value Opportunities Fund - None
Matthew J. Cohen	Value Opportunities Fund - None
Mark Helderman	Mid-Cap Value - $50,000 - $100,000
Daniel Leary	Mid-Cap Value - Over $100,000,000
Raymond F. Mui	Value Opportunities Fund - None
Brian K. Wolahan	Value Opportunities Fund - None

NET ASSET VALUE

The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the “NYSE”) on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day,

Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the value of the Funds’ foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of each Fund, subtracting liabilities, and dividing the result by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class’ distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Funds which may invest in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Funds. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Funds have investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.

HOW TO BUY SHARES

The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the “Systematic Purchase” plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (the “IRA”). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Funds’ net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

Important Information about the Phoenix Mid-Cap Value Fund

The Phoenix Mid-Cap Value Fund is no longer available for purchase by new investors. The fund is available for purchase by existing investors; however, the fund reserves the right to refuse any order that may disrupt the efficient management of the fund. Only the following investors may make purchases in the fund:

•	Current shareholders of the fund may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains.

•	Exchanges into the fund may be made only by shareholders with an existing account in the fund.

•	An investor who has previously entered into a letter of intent with the distributor prior to the closing date may fulfill the obligation.

•	Trustees of the fund, employees of Phoenix and of Sasco, and their family members, may continue to open new accounts.

•	Defined Contribution and Defined Benefit plans, and other plans or accounts at the Distributor’s discretion.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the “initial sales charge alternative”) or (ii) on a contingent deferred basis (the “deferred sales charge alternative”). Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the authorized broker or the broker’s authorized designee.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and service fees and contingent deferred sales charges (“CDSC”) on Class B Shares or Class C Shares would be less than the initial sales charge and accumulated distribution and service fees on Class A Shares purchased at the same time.

Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. (See “Dividends, Distributions and Taxes” section of this SAI.)

As previously noted, the Mid-Cap Value Fund and Value Opportunities Fund currently offer Class A and C Shares.

Class A Shares of the Funds

Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder’s fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund’s aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. Shareholders of the Mid-Cap Value Fund who became shareholders through the reorganization of the FMI Sasco Contrarian Value Fund (the “Predecessor Fund”) received Class A Shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund.

Class B Shares

Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the “Class B Shares and Class C Shares—Waiver of Sales Charges” section in this SAI.)

Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund’s aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor’s dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares of the Fund eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds’ prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which would have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder’s Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder’s Fund account (other than those in the subaccount) convert to Class A Shares an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

Class C Shares of the Funds

Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the applicable Fund’s aggregate average daily net assets attributable to Class C Shares.

Class A Shares—Reduced Initial Sales Charges

Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.1 Investors buying Class A Shares on which a finder’s fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom the Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser, Subadviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or (6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under Sections 401(a), 403(b) or 457 of the Internal Revenue Code), and “rabbi trusts” that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the “Plan”) if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

Combination Purchase Privilege. Your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same “person,” will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A “person” is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third-party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

[1]

As previously noted, existing shareholders of the Predecessor Fund who became shareholders of the Mid-Cap Value Fund through the reorganization received Class A Shares of the Mid-Cap Value Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A Shares of the Mid-Cap Value Fund.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn’t know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or Class B Shares. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

Right of Accumulation. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Associations. Certain groups or associations may be treated as a “person” and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B Shares and Class C Shares—Waiver of Sales Charges

The CDSC is waived on the redemption (sale) of Class B Shares and Class C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan (“Plan”) invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares and Class C Shares of these Funds or any other Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program (Class B Shares ). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

Conversion Feature—Class B Shares

Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value for Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service (“IRS”) that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting “preferential dividends” under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

INVESTOR ACCOUNT SERVICES

        The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please contact your broker-dealer for account restriction and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

Exchanges

Under certain circumstances, shares of any Phoenix Fund (except any of the Phoenix money market funds) may be exchanged for shares of the same class of any other Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See the “Dividends, Distributions and Taxes” section of this SAI.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix “Self Security” program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund’s net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.

Dividend Reinvestment Across Accounts

If you maintain an account balance of at least $5,000, or $2,000 for tax-qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

Invest-by-Phone

This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder’s commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder’s bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder’s account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO’s acceptance of the authorization form (usually within two weeks) shareholders may call toll free (800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder’s bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder’s account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder’s bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Funds have assured themselves that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Funds and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

Systematic Withdrawal Program

The Systematic Withdrawal Program (the “Program”) allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemption with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.

Through the Program, Class B shareholders and Class C shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders and Class C shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares or Class C Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

HOW TO REDEEM SHARES

Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any. (See the Funds’ current Prospectus for more information.)

The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

Redemption of Small Accounts

Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds’ current Prospectus for more information.)

By Mail

Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the applicable Fund redeem the shares. (See the Funds’ current Prospectus for more information.)

Telephone Redemptions

Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds’ current Prospectus for more information.)

Redemption in Kind

To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Account Reinstatement Privilege

Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. (See the Funds’ current Prospectus for more information and conditions attached to this privilege.)

DIVIDENDS, DISTRIBUTIONS AND TAXES

Qualification as a Regulated Investment Company (“RIC”)

Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently maximum rate of 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently maximum rate of 35%) on any undistributed long-term capital gains.

Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gain income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

The Code sets forth numerous requirements that must be satisfied in order for each Fund to qualify as a RIC. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates and any capital gain dividend would not retain its character in the hands of the shareholder for tax purposes.

Each Fund must satisfy the following tests each year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; (b) meet specified diversification requirements at the end of each quarter, and (c) distribute annually to its shareholders as dividends (not including “capital gains dividends,” discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to satisfy these requirements. With respect to the diversification requirement, each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

Taxation of Shareholders

Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income (“QDI”) and long-term capital gains will be taxed at a lower tax rate (generally 15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI. Under current law, the tax rate on these amounts is scheduled to increase for tax years beginning after December 31, 2010.

Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions by written notice mailed to shareholders within 60 days after the close of the year will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any.

Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund’s distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder’s cost and thus represent a return of a shareholder’s investment in an economic sense.

A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

Shareholders should consult their own tax advisor about their tax situation.

Income and capital gain distributions are determined in accordance with Income Tax Regulations that may differ from Generally Accepted Accounting Principles (“GAAP”) in the United States.

Taxation of Debt Securities

Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund’s ability to distribute adequate income to qualify as RIC.

Taxation of Derivatives and Foreign Currency Transactions

Certain futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund’s taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund’s portfolio.

Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund’s risk of loss with respect to such stock could be treated as a “straddle” that is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any “qualified covered call options” on stock options written by a Fund.

Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed non-equity option governed by Section 1256 which substantially diminishes the Fund’s risk of loss with respect to such debt security are treated as a “mixed straddle.” Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them that reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund’s income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund’s income or deferring its losses.

The IRS has not provided guidance on the tax consequences of certain investments and other activities that the Funds may make or undertake. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, guarantees cannot be given that the IRS or a court will concur with the Funds’ treatment and that adverse tax consequences will not ensue.

Taxation of Foreign Investments

If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund’s total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to “pass through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to “pass through”, each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will “pass through” for that year, and, if so, the amount of each shareholder’s pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources.

Sale or Exchange of Fund Shares

Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income, although for certain taxpayers, the tax rate is 0% on long-term capital gains in 2008 through 2010. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under “wash sale” rules in Section 1091 of the Code to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder’s sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

Tax Information

Written notices will be sent to shareholders regarding the intended federal income tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

Important Notice Regarding Taxpayer IRS Certification

Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with the information that is required by the IRS for filing income tax returns. The Fund will also provide this same information to the IRS in the manner required by the IRS. Depending on your State of residence, the information may also be filed with your State taxing authority.

Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds (“backup withholding”) at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund’s knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, a shareholder must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

Foreign Shareholders

Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a “foreign shareholder”) will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

Other Tax Consequences

In addition to the federal income tax consequences described above, there may be other federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices in effect as of June 2007, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by the Fund and the value of the Fund’s portfolio would be affected. The Trustees would then re-evaluate the Fund’s investment objective and policies.

The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. taxpayers. Each shareholder who is not a U.S. taxpayer should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies.

TAX SHELTERED RETIREMENT PLANS

Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE, IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO (800) 243-4361 for further information about the plans.

Merrill Lynch Daily K Plan

Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the “Plan”) participants at NAV without an initial sales charge if:

(i)	the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. (MLAM) that are made available pursuant to a Service Agreement between Merrill Lynch and the fund’s principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the “Applicable Investments”);

(ii)	the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

(iii)	the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Alternatively, Class B Shares are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set for in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

THE DISTRIBUTOR

Pursuant to an Underwriting Agreement with the Trust, PEPCO (the “Distributor”), an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”) and an affiliate and the sole owner of PIC, serves as distributor of the Funds. As such, the Distributor conducts a continuous offering pursuant to a “best efforts” arrangement requiring it to take and pay for only such securities as may be sold to the public. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056.

For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges, less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plans described below. During the fiscal years 2005, 2006 and 2007, purchasers of shares of the Funds paid aggregate sales charges of $818,853, $987,518 and $2,455,421, respectively, of which the Distributor received net commissions of $114,170, $176,572 and $356,778, respectively, for its services, the balance being paid to dealers. For the fiscal year ended June 30, 2007, the Distributor received net commissions of $295,274 for Class A Shares and deferred sales charges of $30,967 for Class A Shares and $30,537 for Class C Shares.

The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Trust’s Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its “assignment,” as defined in Section 2(a)(4) of the 1940 Act.

Dealer Concessions

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

Amount of Transaction at Offering Price	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Amount Invested	Dealer Discount or Agency Fee as Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.25%
$100,000 but under $250,000	3.75%	3.90%	3.25%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. This sales commission will not be paid to dealers for sales of the Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants’ purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be used based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder’s fee has been paid where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of the investment that the dealer waives the finder’s fee otherwise payable to the dealer, or agrees to receive such finder’s fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an “underwriter” under the Securities Act of 1933 (the “1933 Act”). PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the Trust’s Distribution Plan, and subject to the dealers’ prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives’ or dealers’ achievement of a sales target. The Distributor may, from time-to-time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

Administrative Services

PEPCO also acts as administrative agent (“Administrator”) of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market funds of the Phoenix Funds and Phoenix Edge Series Funds at the following incremental rates:

First $5 billion	0.09%
$5 billion to $15 billion	0.08%
Greater than $15 billion	0.07%

For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds and Phoenix Edge Series Funds.

Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of PFPC Inc. (subagent to PEPCO) (“PFPC”), plus (2) the documented costs of fund accounting, tax services and related services provided by PFPC.

For its services to the Trust for the fiscal years ended June 30, 2005, 2006 and 2007, PEPCO received fees totaling $136,651, $399,831 and $615,881, respectively.

DISTRIBUTION PLANS

The Trust has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, a plan for the Class B Shares and a plan for the Class C Shares, collectively, the “Plans”) in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at the rates of 0.75% per annum for Class B Shares and 0.75% per annum for Class C Shares.

From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

For the fiscal year ended June 30, 2007 the Funds paid Rule 12b-1 Fees in the amount of $2,762,419 of which the Distributor received $971,686 and unaffiliated broker-dealers received $1,790,733. The Rule 12b-1 payments were used for (1) compensation to dealers, $2,387,013; (2) compensation to sales personnel, $899,115; (3) advertising, $299,028; (4) service costs, $59,526; (5) printing and mailing of prospectuses to other than current shareholders, $22,706; and (6) other, $118,817.

On a quarterly basis, the Trust’s Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trust’s Trustees and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Funds. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Funds and all classes of shareholders.

No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD’s maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

MANAGEMENT OF THE TRUST

The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust (“Trustees”) are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

Trustees and Officers

The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds’ policies, general supervision and review of their investment activities. The officers who administer the Funds’ daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Address and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
E. Virgil Conway* YOB: 1929	Served since 1988.	54	Chairman, Rittenhouse Advisors, LLC (consulting firm) (2001-present). Trustee/Director, Phoenix Funds Family (1983-present), Director, Urstadt Biddle Property Corp. (1989-present), Consolidated Edison Company of New York, Inc. (1970-2002), Union Pacific Corp. (1978-2002), Accuhealth, Inc. (1994-2002).

Harry Dalzell-Payne* YOB: 1929	Served since 1988.	54	Retired. Trustee/Director, Phoenix Funds Family (1983-present).

Francis E. Jeffries* YOB: 1930	Served since 1995.	57	Director, The Empire District Electric Company (1984-2004). Trustee/Director, Phoenix Funds Complex (1987-present).

Leroy Keith, Jr. YOB: 1939	Served since 1993.	54	Managing Director, Almanac Capital Management (commodities business) (since 2007). Director/Trustee, Evergreen Funds (93 portfolios) (1989-present). Trustee, Phoenix Funds Family (1980-present). Director, Lincoln Educational Services Corp. (2002-2004). Partner, Stonington Partners, Inc. (private equity firm) (2001-2007.

Geraldine M. McNamara YOB: 1951	Served since 2001.	56	Retired. Trustee/Director, Phoenix Funds Complex (2001-present). Managing Director, U.S. Trust Company of New York (private bank) (1982-2006).

Name, Address and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
James M. Oates- YOB: 1946	Served since 1993.	54	Trustee/Director, Phoenix Funds Family (1987-present). Managing Director, Wydown Group (consulting firm) (1994-present). Director, Investors Bank & Trust Corporation (1995-present), Stifel Financial (1996-present). Independent Chairman (2005-present) and Trustee (2004-present), John Hancock Trust (93 portfolios). Trustee, John Hancock Funds II (74 portfolios) (2005-present). Director/Trustee, Plymouth Rubber Co. (1995-2003). Chairman, Hudson Castle Group, Inc. (Formerly IBEX Capital Markets, Inc.) (financial services) (1997-2006). Trustee, John Hancock Funds III (8 portfolios) (2005-2006.

Richard E. Segerson YOB: 1946	Served since 1988.	54	Managing Director, Northway Management Company (1998-present). Trustee, Phoenix Funds Family (1983-present).

Ferdinand L.J. Verdonck YOB: 1942	Served since 2004.	54	Chairman, Amsterdam Molecular Therapeutics N.V. (biotechnology) (since 2007). Director, The JP Morgan European Investment Trust (1998-present), Galapagos N.V. (biotechnology) (2005-present). Trustee, Phoenix Funds Family (2004-present). Director, EASDAQ (Chairman) (2001-present), Groupe SNEF (electrical and electronic installation) (1998-present). Managing Director, Almanij N.V. (financial holding company) (1992-2003). Director, KBC Bank and Insurance Holding Company (1992-2003), KBC Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank S.A. Luxembourgeoise (1992-2003), Investco N.V. (private equity company) (1992-2003), Gevaert N.V. (industrial holding company) (1992-2003), Fidea N.V. (insurance company) (1992-2003), Almafin N.V. (real estate investment company) (1992-2003), Centea N.V. (savings bank) (1992-2003), Degussa Antwerpen N.V. (1998-2004), Santens N.V. (textiles) (1999-2004), Dictaphone Corp. (2002-2006), Banco Urquijo (Chairman) (1998-2006).

*	Pursuant to the Trust’s retirement policy, Mr. Conway, Mr. Dalzell-Payne and Mr. Jeffries will retire from the Board of Trustees immediately following its May 2008 meeting.

Interested Trustees

Each of the individuals listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Address, Position(s) with Trust and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964	Served since November 2006.	56	Senior Executive Vice President and President, Asset Management (since 2007), Senior Vice President and Chief Operating Officer, Asset Management (2004-2007), Vice President (2001-2004), The Phoenix Companies, Inc. Director and President (2006-present), Chief Operating Officer (2004-present), Executive Vice President (2004-2006), Vice President, Finance, (2001-2002), Phoenix Investment Partners, Ltd. Various senior officer and directorship positions with Phoenix affiliates. President (2006-present), Executive Vice President (2004-2006), the Phoenix Funds Family. Chairman, President and Chief Executive Officer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2006-present).

Marilyn E. LaMarche** Trustee YOB: 1934	Served since 2002.	54	Limited Managing Director, Lazard Freres & Co. LLC (1997-present). Trustee/Director, Phoenix Funds Family (2002-present). Director, The Phoenix Companies, Inc. (2001-2005).

Name, Address, Position(s) with Trust and Year of Birth	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Philip R. McLoughlin*** Chairman YOB: 1946	Served since 1993.	74	Partner, Cross Pond Partners, LLC (2006-Present). Director, PXRE Corporation (Reinsurance) (1985-present), World Trust Fund (1991-present). Director/Trustee, Phoenix Funds Complex (1989-present). Management Consultant (2002-2004), Chairman (1997-2002), Chief Executive Officer (1995-2002) and Director (1995-2002), Phoenix Investment Partners, Ltd. Director and Executive Vice President, The Phoenix Companies, Inc. (2000-2002). Director (1983-2002) and Chairman (1995-2002), Phoenix Investment Counsel, Inc. Director (1982-2002) and Chairman (2000-2002), Phoenix Equity Planning Corporation. Chairman and President, Phoenix/Zweig Advisers LLC (2001-2002). Executive Vice President (1994-2002) and Chief Investment Counsel (1994-2002), PHL Variable Insurance Company.

*	Mr. Aylward is an “interested person” as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.
**	Ms. LaMarche is an “interested person,” as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company. Pursuant to the Trust’s retirement policy, Ms. LaMarche will retire from the Board of Trustees effective December 31, 2007.
***	Mr. McLoughlin is an “interested person,” as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nancy G. Curtiss YOB: 1952	Senior Vice President since 2006.	Assistant Treasurer (2001-present), Vice President, Fund Accounting (1994-2000), Phoenix Equity Planning Corporation. Vice President, Phoenix Investment Partners, Ltd. (2003-present). Senior Vice President, the Phoenix Funds Family (since 2006). Vice President, The Phoenix Edge Series Fund (1994-present), Treasurer, The Zweig Fund Inc. and The Zweig Total Return Fund Inc. (2003-present). Chief Financial Officer (2005-2006) and Treasurer (1994-2006), or Assistant Treasurer (2005-2006), certain funds within the Phoenix Funds Complex.

Francis G. Waltman YOB: 1962	Senior Vice President since 2004.	Senior Vice President, Asset Management Product Development, The Phoenix Companies, Inc. (since 2006). Senior Vice President, Asset Management Product Development, Phoenix Investment Partners, Ltd. (2005-present).Director and President, Phoenix Equity Planning Corporation (since 2006). Senior Vice President, Phoenix Investment Counsel, Inc. (since 2006). Director, DPCM Holdings, Inc.,, Duff & Phelps Investment Management Company and Pasadena Capital Corporation (since 2006). President, PXP Securities Corp. (2004-present). Senior Vice President, the Phoenix Funds Family (2004-present). Senior Vice President and Chief Administrative Officer, Phoenix Investment Partners, Ltd. (2003-2004). Senior Vice President and Chief Administrative Officer, Phoenix Equity Planning Corporation (1999-2003).

Marc Baltuch 900 Third Avenue New York, NY 10022 YOB: 1945	Vice President and Chief Compliance Officer since 2004.	Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present). Vice President and Chief Compliance Officer, certain funds within the Phoenix Funds Complex (2004-present). Vice President, The Zweig Total Return Fund, Inc. (2004-present). Vice President, The Zweig Fund, Inc. (2004-present). President and Director of Watermark Securities, Inc. (1991-present). Assistant Secretary of Gotham Advisors Inc. (1990-present). Secretary, Phoenix-Zweig Trust (1989-2003). Secretary, Phoenix-Euclid Market Neutral Fund (1999-2002).

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin J. Carr One American Row Hartford, CT 06102 YOB: 1954	Vice President, Counsel, Chief Legal Officer and Secretary since 2005.	Vice President and Counsel, Phoenix Life Insurance Company (2005-present). Vice President, Counsel, Chief Legal Officer and Secretary, the Phoenix Funds Family (2005-present). Compliance Officer of Investments and Counsel, Travelers Life & Annuity Company (January 2005-May 2005). Assistant General Counsel, The Hartford Financial Services Group (1999-2005).

W. Patrick Bradley YOB: 1972	Chief Financial Officer and Treasurer since 2006.	Vice President, Fund Administration, Phoenix Investment Partners, Ltd. (2004-present). Chief Financial Officer and Treasurer (2006-present) or Chief Financial Officer and Treasurer (2005-present), certain funds within the Phoenix Funds Family. Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer, The Phoenix Edge Series Fund (2006-present). Assistant Treasurer, certain funds within the Phoenix Funds Complex (2004-2006). Senior Manager (2002-2004), Manager (2000-2002), Audit, Deloitte & Touche, LLP.

Committees of the Board

The Board of Trustees has established several standing committees to oversee particular aspects of the Funds’ management.

The Audit Committee. The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee reviews the Funds’ financial reporting procedures, their system of internal control, the independent audit process, and the Funds’ procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, James M. Oates, and Richard E. Segerson. The Committee met four times during the Trust’s last fiscal year.

The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara and James M. Oates Each of the members is an independent trustee, except Mr. McLoughlin, who is an Interested Trustee. The committee met 8 times during the Trust’s last fiscal year.

The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, James M. Oates and Ferdinand L.J. Verdonck The Committee met four times during the Trust’s last fiscal year.

The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.

Compensation

Trustees who are not employed by the Adviser or its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

For the Trust’s fiscal year ended June 30, 2007, the Trustees received the following compensation:

Name of Trustee	Aggregate Compensation From Trust	Total Compensation From Trust and Fund Complex (74 Funds) Paid to Trustees
Independent Trustees
E. Virgil Conway	$5,510.22	$173,500.00
Harry Dalzell-Payne	$5,144.84	$163,500.00
Francis E. Jeffries*	$3,550.39	$128,000.00
Leroy Keith, Jr.	$4,729.08	$129,500.00
Geraldine M. McNamara*	$5,291.46	$167,500.00
James M. Oates	$5,291.46	$145,000.00
Richard E. Segerson*	$3,697.01	$102,000.00
Ferdinand L.J. Verdonck	$3,391.56	$93,000.00

Interested Trustees
George R. Aylward	$0	$0
Marilyn E. LaMarche	$2,403.14	$84,000.00
Philip R. McLoughlin	$5,774.34	$257,500.00

*	These Trustees previously deferred compensation (and the earnings thereon) as of September 30, 2007 in the following amounts: Mr. Jeffries, $661,962.35; Ms. McNamara, $327,598.51 and Mr. Segerson, $125,294.32.

Trustee Ownership of Securities

Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2006:

Name of Trustee	Dollar Range of Equity Securities in the Trust’s Funds	Aggregate Dollar Range of Trustee Ownership in all Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees
E. Virgil Conway	None	Over $100,000
Harry Dalzell-Payne	None	None
Francis E. Jeffries	None	Over $100,000
Leroy Keith, Jr.	None	$1 - $10,000
Geraldine M. McNamara	None	Over $100,000
James M. Oates	Mid-Cap Value Fund– $50,001 - 100,000	Over $100,000
Richard E. Segerson	None	Over $100,000
Ferdinand L.J. Verdonck	None	None

Interested Trustees
George R. Aylward	None	$50,001 - $100,000
Marilyn E. LaMarche	None	None
Philip R. McLoughlin	None	Over $100,000

On October 1, 2007, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of any of the Funds.

Principal Shareholders

The following table sets forth information as of October 1, 2007 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Fund’s equity securities:

Name of Shareholder	Class of Shares	Percentage of Class	Number of Shares
Citigroup Global Markets, Inc.(1) House Account XXXXXXX1250 Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	Mid-Cap Value Class C Value Opportunities Class C	12.11% 6.91%	986,536.456 53,132.649

MLPF&S for the Sole Benefit of its	Mid-Cap Value Class A	10.41%	2,910,522.109
Customers(1)	Mid-Cap Value Class C	26.36%	2,147,905.052
Attn: Fund Administration 4800 Deer Lake Drive E 3rd Fl. Jacksonville, FL 32246-6484	Value Opportunities Class C	12.58%	96,712.075

NFS FEBO #XXX-XX0019 FIIOC as Agent for Qualified Employee Benefit Plans 401K FINOPS-IC Funds 100 Magellan Way KW1C Covington, KY 41015-1987	Mid-Cap Value Class C	5.17%	1,447,150.850

Phoenix Wealth Builder PHOLIO Attn: Chris Wilkos Shareholder Services Dept. c/o Phoenix Equity Planning 101 Munson St. Greenfield, MA 01301-9684	Value Opportunities Class A	16.46%	1,072,220.532

Phoenix Wealth Guardian PHOLIO Attn: Chris Wilkos Shareholder Services Dept. c/o Phoenix Equity Planning 101 Munson St. Greenfield, MA 01301-9684	Value Opportunities Class A	6.13%	399,409.370

(1)	Citigroup Global Markets Inc. and MLPF&S are the nominee accounts for many individual shareholder accounts; the Funds are not aware of the size or identity of the underlying individual accounts thereof.

ADDITIONAL INFORMATION

Capital Stock and Organization

The Trust was originally incorporated in New York in 1956 and on January 13, 1992 was reorganized as a Massachusetts business trust under the name of “National Worldwide Opportunities Fund.” The Trust’s name was changed on June 30, 1993 to “Phoenix Worldwide Opportunities Fund” to reflect the purchase of the former adviser by The Phoenix Companies, Inc. and the affiliation with the other Phoenix Funds. Effective December 16, 1998, the Trust’s name was changed to Phoenix-Aberdeen Worldwide Opportunities Fund. The Trust was reorganized as a Delaware statutory trust in October 2000. Effective June 28, 2004, the Trust changed its name to Phoenix Equity Trust.

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in five series which have different classes. Holders of shares of each Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

Shares are fully paid, no assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Funds, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to the Funds, and classes, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Funds or classes. The underlying assets of the Funds are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Funds and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston MA 02110, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP audits the Funds’ annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 serves as custodian of the Funds’ assets.

PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the “Transfer Agent”). Pursuant to a Transfer Agent and Service Agreement, PEPCO receives a fee, which is a combination of a base fee allocated among each Phoenix Fund class and a per account fee of between $6.45 and $17.30, depending on whether the account information is held directly by PEPCO or through an intermediary, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

Reports to Shareholders

The fiscal year of the Funds ends on June 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements audited by the Trust’s independent registered public accounting firm, PricewaterhouseCoopers LLP, will be sent to shareholders each year and is available without charge upon request.

Financial Statements

The financial statements for the Funds’ fiscal year ended June 30, 2007 appearing in the Funds’ 2007 Annual Report to Shareholders are incorporated herein by reference.

PHOENIX EQUITY TRUST

PART C — OTHER INFORMATION

Item 23. Exhibits

a.1.	Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post-Effective Amendment No. 69 (File No. 002-16590) on October 30, 2000 and incorporated herein by reference.

a.2.*	Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR herewith.

b.1.	Amended and Restated By-Laws of the Registrant dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 and incorporated herein by reference.

b.2.	Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 and incorporated herein by reference.

c.	Reference is made to Registrant’s Agreement and Declaration of Trust. See Exhibit a.

d.1.	Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. (“PIC”) effective November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 74 (File No. 002-16590) on October 28, 2003, and incorporated herein by reference.

d.2.	First Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and PIC, made as of October 21, 2004, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

d.3.	Second Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and PIC dated July 29, 2005, filed via EDGAR with Post-Effective Amendment No. 83 (File No. 002-16590) on October 25, 2005 and incorporated herein by reference.

d.4.	Subadvisory Agreement between PIC and Sasco Capital, Inc. (“Sasco”) dated October 21, 2004, on behalf of the Phoenix Mid-Cap Value Fund (“Mid-Cap Value Fund”), filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

d.5.	Subadvisory Agreement between PIC and Acadian, dated July 29, 2005, on behalf of the Phoenix Value Opportunities Fund filed via EDGAR with Post-Effective Amendment No. 83 (File No. 002-16590) on October 25, 2005 and incorporated herein by reference.

d.6.	First Amendment to Subadvisory Agreement between PIC and Sasco, dated September 1, 2006, filed via EDGAR with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 and incorporated herein by reference.

d.7.*	Third Amendment to the Amended and Restated Investment Advisory Agreement between Registrant and PIC dated July 13, 2007, filed via EDGAR herewith.

e.1.	Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation (“PEPCO”), made as of November 19, 1997, filed as Exhibit 6.1 via EDGAR with Post-Effective Amendment No. 64 (File No. 002-16590) on October 6, 1998 and incorporated herein by reference.

e.2.*	Form of Sales Agreement between PEPCO and dealers, (August 2007), filed via EDGAR herewith.

f.	None.

g.1.	Master Custodian Contract between Registrant and State Street Bank and Trust Company (“State Street”) dated May 1, 1997, filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

g.2.	Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

g.3.	Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

g.4.	Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 79 (File No. 002-16590) on October 21, 2004 and incorporated herein by reference.

h.1.*	Amended and Restated Transfer Agency and Service Agreement between Phoenix Funds and PEPCO, dated July 1, 2006, filed via EDGAR herewith.

h.2.	Sub-Transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc. (“BFDS”), dated as of January 1, 2005 filed via EDGAR with Post-Effective Amendment No. 83 (File No. 002-16590) on October 25, 2005 and incorporated herein by reference.

h.3.*	Amendment to Sub-Transfer Agency and Service Agreement between PEPCO and BFDS, dated as of July 1, 2006, filed via EDGAR herewith.

h.4.*	Administration Agreement between Registrant and PEPCO dated July 1, 2006, filed via EDGAR herewith.

h.5.*	Amendment No. 1 to Schedule A of Administration Agreement between Registrant and PEPCO effective June 27, 2007, filed via EDGAR herewith.

h.6.*	Second Amendment to Schedule A of Administration Agreement between Registrant and PEPCO effective September 24, 2007, filed via EDGAR herewith.

h.7.*	Third Amended and Restated Expense Limitation Agreement between Registrant and PIC effective as of August 23, 2007, filed via EDGAR herewith.

i.	Opinion as to legality of the shares filed via EDGAR with Post-Effective Amendment No. 82 (File No. 002-16590) on July 22, 2005 and incorporated herein by reference.

j.*	Consent of Independent Registered Public Accounting Firm filed via EDGAR herewith.

k.	Not applicable.

l.	None.

m.1.*	Class A Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR herewith.

m.2.*	Class C Shares Amended and Restated Distribution Plan Pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective March 1, 2007, filed via EDGAR herewith.

n.*	2007 Amended and Restated Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective as of July 13, 2007, filed via EDGAR herewith.

o.	Reserved.

p.1.*	Amended and Restated Code of Ethics of the Phoenix Funds and the Distributor (PEPCO), dated February 2007, filed via EDGAR herewith.

p.2.*	Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2007, filed via EDGAR herewith.

p.3.	Code of Ethics of Subadviser (Acadian) dated April 2006, filed via EDGAR with with Post-Effective Amendment No. 84 (File No. 002-16590) on October 27, 2006 and incorporated herein by reference.

p4.	Amended and Restated 2004 Code of Ethics of Sasco filed via EDGAR with Post-Effective Amendment No. 83 (File No. 002-16590) on October 25, 2005 and incorporated herein by reference.

q.*	Power of Attorney for all Trustees, dated August 22, 2007, filed via EDGAR herewith.

*	Filed herewith

Item 24. Persons Controlled By or Under Common Control with the Fund

None.

Item 25. Indemnification

The Agreement and Declaration of Trust dated August 17, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties. The Investment Advisory Agreement, Subadvisory Agreements, Underwriting Agreement, Master Custodian Contract and Transfer Agency Agreement, as amended, each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser and Subadvisers

See “Management of the Fund” in the Prospectus and “Services of the Adviser and Subadvisers” and “Management of the Fund” in the Statement of Additional Information which is included in this Post-Effective Amendment.

For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadvisers, reference is made to the Adviser’s and Subadvisers’ current Form ADV (SEC File No. 801-5995 for PIC; SEC File No. 801-28078 for Acadian; and SEC file No. 801-25958 for Sasco) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 27. Principal Underwriter

(a) PEPCO serves as the principal underwriter for the following registrants:

Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Opportunities Trust, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life & Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account, PHL Variable Separate Account MVA1 and The Phoenix Edge Series Fund.

(b) Directors and Executive Officers of PEPCO are as follows:

Name and Principal Address	Positions and Offices with Distributor	Positions and Offices with Registrant
George R. Aylward	Director and	President
56 Prospect Street	Executive Vice President
P.O. Box 150480
Hartford, CT 06115-0480

John H. Beers	Vice President	Assistant Secretary
One American Row	and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Kevin J. Carr	Vice President	Vice President, Counsel, Chief
One American Row	and Assistant Secretary	Legal Officer and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

John R. Flores	Vice President and	Anti-Money Laundering Officer
One American Row	Anti-Money Laundering Officer	and Assistant Secretary
P.O. Box 5056
Hartford, CT 06102-5056

Stephen D. Gresham	Director and	None
56 Prospect Street	Senior Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Michael E. Haylon	Director	None
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

David C. Martin	Vice President and	None
One American Row	Chief Compliance Officer
P.O. Box 5056
Hartford, CT 06102-5056

David R. Pellerin	Vice President and	None
56 Prospect Street	Chief Financial Officer
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline M. Porter	Assistant Vice President	None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Chester J. Sokolosky	Vice President and Financial	None
One American Row	and Operations Principal
P.O. Box 5056
Hartford, CT 06102-5056

Francis G. Waltman	Director and President	Senior Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

(c) To the best of the Registrant’s knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant’s last fiscal year.

Item 28. Location of Accounts and Records

Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:

Kevin J. Carr, Esq.

One American Row

P.O. Box 5056

Hartford, CT 06102-5056

Investment Adviser:

Phoenix Investment Counsel, Inc.

56 Prospect Street

P.O. Box 150480

Hartford, CT 06115-0480

Subadviser to Value Opportunities Fund:

Acadian Asset Management, Inc.

One Post Office Square, 20th Floor

Boston, MA 02109

Subadviser to Mid-Cap Value Fund:

Sasco Capital, Inc.

10 Sasco Hill Road

Fairfield, CT 06824

Principal Underwriter, Administrator and Transfer Agent:

Phoenix Equity Planning Corporation

One American Row

P.O. Box 5056

Hartford, CT 06102-5056

Custodian and Dividend Dispersing Agent:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for the effectiveness of this registration statement under rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 25th day of October, 2007.

PHOENIX EQUITY TRUST

ATTEST:	/s/ Kevin J. Carr		/s/ George R. Aylward
	Kevin J. Carr	By:	George R. Aylward
	Secretary		President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 25th day of October, 2007.

Signatures	Title
/s/ George R. Aylward George R. Aylward	Trustee and President (principal executive officer)

E. Virgil Conway*	Trustee

/s/ W. Patrick Bradley W. Patrick Bradley	Chief Financial Officer and Treasurer (principal financial and accounting officer)

Harry Dalzell-Payne*	Trustee

Francis E. Jeffries*	Trustee

Leroy Keith, Jr.*	Trustee

Marilyn E. LaMarche*	Trustee

Philip R. McLoughlin*	Trustee and Chairman

Geraldine M. McNamara*	Trustee

James M. Oates*	Trustee

Richard E. Segerson*	Trustee

Ferdinand L.J. Verdonck*	Trustee

By	/s/ George R. Aylward
* George R. Aylward, Attorney-in-fact pursuant to a power of attorney.

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